UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2022

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	ECL	New York Stock Exchange
2.625% Euro Notes due 2025	ECL 25	New York Stock Exchange
1.000% Euro Notes due 2024	ECL 24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)          On December 8, 2022, the board of directors of Ecolab Inc., a Delaware corporation (“Ecolab”), approved the appointment of Eric M. Green as a member of the board of directors. Mr. Green will serve as a member of the Compensation and Human Capital Management Committee and the Governance Committee of Ecolab’s board of directors.

Mr. Green has served as the President and Chief Executive Officer of West Pharmaceutical Services, Inc., a manufacturer of packaging components and delivery systems for injectable drugs and healthcare products, since April 2015, and he assumed the additional responsibility of Chair of the Board of Directors in May 2022. Prior to joining West, he spent more than 20 years in a variety of leadership positions at Sigma-Aldrich Corporation, including as Executive Vice President and President of Research Markets BU from 2013 to 2015. Mr. Green also serves as a member of the Board of Trustees of Bethel University.

Following the effective date of his appointment as an Ecolab director, Mr. Green will be entitled to participate in Ecolab’s regular director compensation arrangements. Information regarding Ecolab’s director compensation arrangements is included in the definitive proxy statement relating to Ecolab’s 2022 annual stockholders meeting filed with the SEC on March 18, 2022, and is incorporated herein by reference.

There were no arrangements or understandings between Mr. Green and any other person pursuant to which he was elected as a director, and there is no transaction between Mr. Green (and his immediate family) and Ecolab that requires disclosure in accordance with Item 404(a) of Regulation S-K.

A copy of the News Release issued by Ecolab in connection with this report under Item 5.02(d) is attached as Exhibit (99.1).

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description	Method of Filing

(99.1)	Ecolab Inc. News Release dated December 8, 2022.	Filed herewith electronically.

(104)	Cover Page Interactive Data File.	Embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: December 8, 2022	By:	/s/ David F. Duvick
David F. Duvick
Assistant Secretary

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